UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2007
DCP MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

370 17th Street, Suite 2775
Denver, Colorado		80202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (303) 633-2900
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     The consolidated balance sheet of DCP Midstream GP, LP as of December 31, 2006 is filed herewith as Exhibit 99.1 and is incorporated herein by reference. DCP Midstream GP, LP is the general partner of DCP Midstream Partners, LP. The consolidated balance sheet of DCP Midstream, LLC as of December 31, 2006 is filed herewith as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Consolidated Balance Sheet of DCP Midstream GP, LP as of December 31, 2006.

Exhibit 99.2	Consolidated Balance Sheet of DCP Midstream, LLC as of December 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP Midstream Partners, LP

	By:	DCP Midstream GP, LP
its General Partner

	By:	DCP Midstream GP, LLC
its General Partner

Date: April 20, 2007	/s/ Thomas E. Long

Name: Thomas E. Long
Title: Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Consolidated Balance Sheet of DCP Midstream GP, LP as of December 31, 2006.

Exhibit 99.2	Consolidated Balance Sheet of DCP Midstream, LLC as of December 31, 2006.

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